PRESS RELEASE
Greenfield Online Reports First Quarter 2007 Financial Results
Total Revenue Grows 27.6% Over Prior Year Period
WILTON, CONNECTICUT, May 10, 2007 — Greenfield Online, Inc. (Nasdaq: SRVY), today reported financial results for the first quarter ended March 31, 2007.
“I am pleased with our strong first quarter financial results,” stated Albert Angrisani, President and Chief Executive Officer of Greenfield Online, Inc. “We have again seen impressive revenue growth in our comparison shopping business over the prior year. In addition, the revenue growth turnaround we established in our global survey business last quarter continued. Going forward we hope to see additional profitable revenue growth in both businesses as a result of our 2007 sales and marketing investment strategy and our ability to sustain pricing targets in the global survey market.”
Financial Highlights

	For the Three Months
	Ended March 31,
$ in thousands — unaudited	2007	2006
Revenue	$27,469	$21,532
Operating Income	$3,017	$1,318
Net Income	$1,959	$841
Fully Diluted EPS	$0.07	$0.03

Net Cash Provided by Operating Activities	$6,374	$5,010
Non-GAAP Adjusted EBITDA*	$6,836	$5,018
Non-GAAP Adjusted EBITDA — Ex Restructuring Charges**	$6,836	$5,186
Non-GAAP Operating Free Cash Flow ***	$4,665	$4,248

*	Non-GAAP Adjusted EBITDA is reconciled to GAAP net income in the section entitled “About Non-GAAP Financial Measures” below.

**	Non-GAAP Adjusted EBITDA-Ex Restructuring Charges is reconciled to GAAP net income in the section entitled “About Non-GAAP Financial Measures” below.

***	Non-GAAP Operating Free Cash Flow is reconciled to GAAP operating income in the section entitled “About Non-GAAP Financial Measures” below.

Key Financial Statistics
•	Total net revenue was $27.5 million for the first quarter of 2007 as compared with $21.5 million for the same period in the prior year for an increase of $5.9 million or 27.6% of which approximately $1.1 million or 5.0% was due to favorable currency effects.
•	For the Internet survey solutions segments, total net revenue was $20.7 million for the first quarter of 2007, including favorable currency effects, as compared with $18.1 million for the same period in the prior year for an increase of 14.3%.

•	For the comparison shopping segment, total net revenue was $6.8 million for the first quarter of 2007, including favorable currency effects, as compared with $3.4 million for the same period in the prior year for an increase of 98.4%.
•	Total gross profit was $20.3 million or 74.0% of revenues for the first quarter of 2007, as compared with $16.0 million or 74.2% of revenues for the same period in the prior year.

•	Operating income was $3.0 million for the first quarter of 2007 or 11.0% of revenue, as compared to operating income of $1.3 million or 6.1% of revenues for the same period in the prior year.

•	Net income for the first quarter of 2007 was $2.0 million as compared with net income of $0.8 million for the same period in the prior year.

•	Net cash flow provided by operating activities was $6.4 million for the first quarter of 2007 as compared to $5.0 million for the same period in the prior year.

•	For the first quarter of 2007, Adjusted EBITDA, a non-GAAP financial measure, was $6.8 million or 24.9% of revenue (including approximately $0.3 million of non-recurring expenses related to the bifurcation of the European businesses and other strategic initiatives), as compared to Adjusted EBITDA, excluding restructuring charges, of $5.2 million, or 24.1%, of revenue for the same period in the prior year.

•	Operating free cash flow, a non-GAAP financial measure, was $4.7 million for the first quarter of 2007, as compared to $4.2 million for the same period in the prior year.

•	As of May 10, 2007, second quarter 2007 backlog stands at approximately $25 million. Backlog is defined as signed contracts for online survey projects and comparison shopping and advertising orders that we expect to complete and deliver to clients during the three months ending June 30, 2007. This compares to first quarter 2007 backlog of $21 million that was reported as of February 8, 2007.

•	Bid volume for the three months ended March 31, 2007 was approximately $138 million. This compares to bid volume for the three months ended December 31, 2006 of approximately $134 million.

•	For the comparison shopping segment, according to data compiled by Nielsen/NetRatings, unique visitors totaled, in the aggregate, 14.8 million, 13.8 million, and 16.3 million for the months of January, February, and March 2007, respectively, for the European countries of Germany, France, Italy, Spain and the UK.

•	As of March 31, 2007 the comparison shopping segment had more than 1,090 active merchants. We define an active merchant as a merchant displaying offers on our shopping portals and accepting click-throughs.

Forward Guidance
For the full fiscal year 2007, we are reconfirming the guidance ranges previously issued on February 8, 2007 for all data points except for Effective Tax Rate and Charges related to Stock Based Compensation. We are adjusting slightly the guidance range for our Effective Tax Rate from 34% -37% to 35%-37% and the guidance for Charges Related to Stock Based Compensation from $2.5 - $3.5 million to $2.7 — $3.5 million.

Guidance Ranges for
the Full Year 2007
Total Revenue	$112 to $122 million
Gross Margins	74% to 76%
Non-GAAP Adjusted EBITDA	26% to 28%
Depreciation and Amortization	$12.5 - $13.0 million
Expected Charges related to Stock Based Compensation	$2.7 - $3.5 million
Effective Tax Rate	35% to 37%
Today’s conference call and webcast access information:

Time:	Today, May 10, 2007, 5:00 PM EST
Telephone Number:	1-201-689-8560
Webcast Location:	www.greenfield.com
Replay information is as follows:

When it is available:	Beginning at 8:00 PM EST, Thursday, May 10, 2007
When it ends:	Midnight EST on Thursday, May 24, 2007
Replay Telephone:	1-201-612-7415
Account Code	3055*
Conference ID#:	239380*

*	both are required
About Greenfield Online, Inc.
Greenfield Online, Inc., headquartered in Wilton, CT, supplies the increasingly urgent demand of industry for better understanding of consumers around the world. Our proprietary innovative technology enables us to collect thousands of consumer opinions quickly and accurately, and to organize them into actionable form. We do this through our Internet survey solutions business in North America and Europe by collecting, organizing and selling consumer opinions via survey responses for our clients on a global basis. Through our Ciao comparison shopping portals we gather unique and valuable user-generated content via product and merchant reviews that help consumers and visitors to our Ciao portals compare prices and make purchasing decisions. For more information visit http://www.Greenfield.com or http://www.ciao-group.com. To join the panel to take surveys, visit http://www.greenfieldonline.com.
North American Company Contact:
Cynthia Brockhoff
Vice President — Investor Relations
Greenfield Online
Ph: (203)-846-5772
Cbrockhoff@Greenfield.com

Cautionary Note Regarding Forward Looking Statements.
Certain statements in this press release and oral statements made by the Company on its conference call in relation to this release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth and expansion in 2007, our ability to sustain growth in the comparison shopping business, the strategic challenges our business segments face in 2007 and our ability to meet them as well as predictions and guidance relating to the Company’s future financial performance and customer demand for Internet survey solutions and comparison shopping services, sales bookings, bid volume, and backlog. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “feel”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “consider”, “possibility”, or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to the success of new business initiatives, our ability to develop and deploy new technologies, our client satisfaction levels, our ability to build and maintain the size and demographic composition of the Greenfield Online panel, our panelists’ responsiveness to our surveys, our ability to maintain and grow our Real-Time Sampling capability, our ability to accurately predict future revenue, our ability to manage pricing pressure in North America and Europe, our reliance on our largest customers, the growing competitiveness of our marketplace and our ability to compete therein, our ability to manage or accelerate our growth and international expansion, risks related to foreign currency exchange rate fluctuations, our online business model, demand for our products and services, the seasonality of demand for our Internet survey solutions and comparison shopping services, the strength of our brand and other risks detailed in the “Risk Factors” section of our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission available at www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
About Non-GAAP Financial Measures
We define Non-GAAP Adjusted EBITDA as earnings before interest expense (income), income taxes, depreciation and amortization and stock based compensation. We define Non-GAAP Operating Free Cash Flow as cash flow from operations less cash paid for capital expenditures. Non-GAAP Adjusted EBITDA and Non-GAAP Operating Free Cash Flow may not be comparable to similarly titled measures reported by other companies. We are presenting Non-GAAP Adjusted EBITDA and Non-GAAP Operating Free Cash Flow because they provide an additional way to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash flow provided by operating activities, respectively, which we believe provides a more complete understanding of our business than could be obtained absent this disclosure. Non-GAAP Adjusted EBITDA and Non-GAAP Operating Free Cash Flow are presented solely as a supplemental disclosure because: (i) we believe it is a useful tool for investors to assess the operating performance of the business without the effect of non-cash depreciation and amortization expenses; (ii) we believe that investors will find this data useful in assessing our ability to service or incur indebtedness; and (iii) we use adjusted EBITDA internally to evaluate the performance of our personnel and also as a benchmark to evaluate our operating performance or compare our performance to that of our competitors. The use of Non-GAAP Adjusted EBITDA and Non-GAAP Operating Free Cash Flow has limitations and you should not consider Non-GAAP Adjusted EBITDA and Non-GAAP Operating Free Cash Flow in isolation from or as an alternative to GAAP measures such as net income (loss), net cash flow provided by operating activities and operating income (loss) or cash flow statement data prepared in accordance with GAAP, or as a measure of profitability or liquidity.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA to Non-GAAP Adjusted EBITDA — Ex Restructuring and One-Time Charges

	For the Three Months
	Ended March 31,
$ in thousands — unaudited	2007	2006

GAAP Net Income	$1,959	$841
Interest Expense (Income)	$(143)	$167
Tax Provision	$1,178	$362
Depreciation and Amortization — (“DA”)
Cost of Revenue DA	$345	$278
Panel Expense DA	$443	$472
Operating Expense DA	$2,153	$2,316
EBITDA	$5,935	$4,436
Stock-Based Compensation	$901	$582
Non-GAAP Adjusted EBITDA	$6,836	$5,018
Restructuring Charges		$168
Non-GAAP Adjusted EBITDA — Ex Restructuring Charges	$6,836	$5,186
Reconciliation of GAAP Net Cash Flow Provided by Operating Activities to Non-GAAP Operating Free Cash Flow

	For the Three Months
	Ended March 31,
$ in thousands — unaudited	2007	2006

Net Cash Provided by Operating Activities	$6,374	$5,010

Additions to Property and Equipment and Intangibles for Cash	$(1,709)	$(762)

Non-GAAP Operating Free Cash Flow	$4,665	$4,248

About Non-GAAP Financial Measures — Segment Data
The following tables set forth, by segment, the reconciliation of Non-GAAP Segment Operating Income to GAAP Income Before Income Taxes. Non-GAAP Segment Operating Income excludes depreciation and amortization expense, stock-based compensation expense, restructuring and impairment charges and certain corporate costs and other charges not associated with the operations of the segment. These corporate costs are separately stated below and include costs that are primarily related to public company expenses. These include certain costs such as personnel costs, filing fees, legal fees, accounting fees, fees associated with Sarbanes-Oxley compliance, directors and officers insurance, board of director fees and investor relations costs. We believe that Non-GAAP Segment Operating Income as defined above is an appropriate measure of evaluating the operational performance of our segments.
     The table below presents information about reported segments for the three months ended March 31, 2007 and 2006 (in thousands).

	Three Months Ended
	March 31,
	2007	2006
Gross segment revenues: *
North American Internet survey solutions
Third-party revenues	$15,454	$13,571
Inter-segment revenues	133	244

Gross segment revenues	$15,587	$13,815

Ciao Internet survey solutions
Third-party revenues	$5,255	$4,554
Inter-segment revenues	1,486	1,191

Gross segment revenues	$6,741	$5,745

Net revenues:
North American Internet survey solutions	$15,587	$13,815
Ciao Internet survey solutions	6,741	5,745
Ciao comparison shopping	6,760	3,407
Elimination of inter-segment revenues	(1,619)	(1,435)

Total net revenues	$27,469	$21,532

Segment operating income (as defined above):
North American Internet survey solutions	$2,839	$3,016
Ciao Internet survey solutions	1,863	1,766
Ciao comparison shopping	3,983	1,650

Segment operating income	8,685	6,432
Depreciation and amortization	(2,941)	(3,066)
Stock-based compensation	(901)	(582)
Restructuring charges	—	(168)
Corporate	(1,826)	(1,298)

Total operating income	3,017	1,318
Interest income (expense), net	143	(167)
Currency exchange gain (loss), net	(23)	52

Income before income taxes	$3,137	$1,203

*	The Ciao comparison shopping segment has no inter-segment revenues, and as a result, gross segment revenues is equal to net segment revenues, and is not presented under gross segment revenues.

GREENFIELD ONLINE, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)
(Unaudited)

	March 31,	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$21,071	$20,873
Investments in marketable securities	21,851	16,167
Accounts receivable trade, net (net of allowances of $1,691 and $1,875 at March 31, 2007 and December 31, 2006, respectively)	22,605	23,485
Prepaid expenses and other current assets	1,747	1,550
Deferred tax assets, current	2,919	4,905

Total current assets	70,193	66,980
Property and equipment, net	6,323	6,447
Other intangible assets, net	16,653	17,644
Goodwill	70,481	70,149
Deferred tax assets, long-term	19,896	17,740
Security deposits and other long-term assets	863	884

Total assets	$184,409	$179,844

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,862	$4,283
Accrued expenses and other current liabilities	14,451	15,141
Income taxes payable	7,285	6,765
Current portion of capital lease obligations	19	25
Deferred revenue	332	440

Total current liabilities	25,949	26,654
Capital lease obligations, long-term	18	22
Deferred tax liabilities, long-term	3,287	3,457
Income taxes payable, long-term	1,594	—
Other long-term liabilities	89	90

Total liabilities	30,937	30,223

Commitments and contingencies
Stockholders’ equity:
Common stock; par value $0.0001 per share; 100,000,000 shares authorized; 25,597,124 and 25,490,221 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	3	3
Additional paid-in capital	292,096	290,459
Accumulated deficit	(134,447)	(136,176)
Accumulated other comprehensive loss	(4,049)	(4,534)
Treasury stock, at cost Common stock — 9,643 shares	(131)	(131)

Total stockholders’ equity	153,472	149,621

Total liabilities and stockholders’ equity	$184,409	$179,844

GREENFIELD ONLINE, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2007	2006
Net revenues	$27,469	$21,532
Cost of revenues	7,139	5,548

Gross profit	20,330	15,984

Operating expenses:
Selling, general and administrative	12,980	9,535
Panel acquisition	1,048	1,706
Depreciation and amortization	2,153	2,316
Research and development	1,132	941
Restructuring charges	—	168

Total operating expenses	17,313	14,666

Operating income	3,017	1,318

Other income (expense):
Interest income (expense), net	143	(167)
Other income (expense), net	(23)	52

Total other income (expense), net	120	(115)

Income before income taxes	3,137	1,203
Provision for income taxes	1,178	362

Net income	$1,959	$841

Net income per share available to common stockholders
Basic	$0.08	$0.03

Diluted	$0.07	$0.03

Weighted average shares outstanding:
Basic	25,527	25,310

Diluted	26,461	25,505